EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-Q of Blue Gem Enterprise for the quarter ended November 30, 2008, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) the quarterly Report on Form 10-Q of Blue Gem Enterprise for the quarter ended November 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the quarterly Report on Form 10-Q for the quarter ended November 30, 2008, fairly presents in all material respects, the financial condition and results of operations of Blue Gem Enterprise.


       /s/ Susan Loyd
       ------------------------------------------------------
By:    Susan Loyd
Title: Chief Financial Officer & Principal Accounting Officer

Date: January 13, 2009